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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                               October 23, 2003



            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)



  District of Columbia               l-7102                     52-0891669
  --------------------               ------                     ----------
 (state or other juris-           (Commission                (I.R.S. Employee
diction of incorporation)         File Number)              Identification No.)



Woodland Park, 2201 Cooperative Way, Herndon, VA                20171-3025
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  (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (703)709-6700
                                                     -------------



          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial
                  Information and Exhibits.

         (c)      Exhibits

                  The following exhibit is filed herewith:

         1.1 The Agency Agreement dated October 23, 2003 between the Company and the Agents named therein, relating to the distribution of the Company's Medium-Term Notes, Series C, within the United States.

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NATIONAL RURAL UTILITIES COOPERATIVE
                                               FINANCE CORPORATION

                                               /s/ Steven L. Lilly
                                            -----------------------------------
                                            Steven L. Lilly
                                            Senior Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer)

Dated: October 23, 2003